UPRIGHT INVESTMENT TRUST
                               UPRIGHT GROWTH FUND
                           615 WEST MT. PLEASANT AVE.
                              LIVINGSTON, NJ 07039

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                             THE UPRIGHT GROWTH FUND
                         TO BE HELD ON OCTOBER 18, 2000

         NOTICE IS HEREBY GIVEN that the special meeting of shareholders of Upright Growth Fund (the "Fund") will be held at 615 West Mt. Pleasant Ave, Livingston, NJ 07039 on Oct. 18, 2000 at 9:30 to consider to vote on the following matters:

1. To approve the investment advisory agreement (the "Advisory Agreement") for the year 2001 with Upright Growth Fund. The terms, conditions and fee of the Advisory Agreement are identical to the existing investment advisory agreement except as to its effective date and termination date;

2. To approve the selection of Baird, Kurtz & Dobson as independent public accountants for the fiscal year ending 09/30/00;

3. To transact any business, not currently contemplated, that may properly come before the meeting at the discretion of the proxies or their substitutes.

The Board of Trustees has fixed the close of business on 08/31/00 as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Trustees,


---------------------------------
/s/ Clement Yen
Clement Yen

Secretary

August 18, 2000

Whether or not you expect to attend, we urge you to sign and date the enclosed proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                            UPRIGHT INVESTMENT TRUST
                               UPRIGHT GROWTH FUND
                           615 WEST MT. PLEASANT AVE.
                              LIVINGSTON, NJ 07039

                       SPECIAL MEETING OF SHAREHOLDERS OF
                             THE UPRIGHT GROWTH FUND
                         TO BE HELD ON OCTOBER 18, 2000

                                 PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation by the board of Trustees of the Fund of proxies for use at the special meeting (the "Special Meeting") of shareholders or at any adjournment thereof. This proxy statement and form of statement were first mailed to shareholders on or around 09/29/2000.

         The purposes of the Special Meeting of shareholders are: (1) to approve an investment advisory agreement for the year 2001 with Upright Financial Corp. (the "Investment Adviser"); (2) to approve the selection of Baird, Kurtz & Dobson (BKD) as independent public accountants for the fiscal year ending 09/30/2000.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal, as in the case of broker non-votes as described below. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

         The Investment Adviser has retained Mutual Shareholder Services ("MSS") to solicit proxies for the Special Meeting. MSS is responsible for soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. All costs associated with the soliciting of proxies are borne by the Investment Adviser, not the Fund.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Fund at the expense of the Investment Adviser, without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Investment Adviser will reimburse MSS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Fund's Annual Report for the fiscal year that ended 09/30/1999 is available at no charge by writing to the Trust at 615 West Mt. Pleasant Ave. Livingston, NJ 07039, or by calling the Trust nationwide at 1-800-630-0808.

         The Board of Trustees has fixed the close of business on 08/31/2000 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting of shareholders or any adjournment thereof. The Fund is the sole series of the Upright Growth Fund, a Delaware business trust. As of the Record Date there were 142,077.156 shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

         On the Record Date, David Y.S. Chiueh owned of record 7.05% of the Fund, Chih Ching Hsu Retirement Trust owned 5.97% of the Fund, Zhou Xiu Hong owned 7.99% of the Fund, Michael Kuo owned 7.38% of the Fund, HVP Company Ltd. owned 9.29% of the Fund, Tsung-liang Yao owned 6.10% of the Fund, and Kuny & Do Mei Tong Trustees owned of record 5.41% of the Fund. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

         The vote of a majority of the outstanding shares of the Fund is required for approval of each of the proposals being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in the person or by proxy. A shareholders vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

           If any of the proposals in this proxy statement are not approved by shareholders, the Board of Trustees will consider such alternative as may be appropriate and in the best interests of the Fund.

         The Trustees of the Fund intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially 7% of the Fund's outstanding shares on the Record Date.


I. APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE YEAR 2001 BETWEEN THE FUND AND THE INVESTMENT ADVISER.

         GENERAL. The Fund's N-1A present investment advisory agreement (the "Current Advisory Agreement") is dated 02/29/2000 and was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Investment Adviser or the Fund (the "Independent trustees"), on 08/15/2000.

         The Fund's shareholders are being asked to approved the investment advisory agreement (the "Advisory Agreement") for the year 2001. The Advisory Agreement, the form of which is attached to this Proxy Statement as Exhibit A, is identical to the Current Advisory Agreement, except as to its effective date and termination date. The Advisory agreement is to become effective upon its approval by the shareholders of the Fund.

         TERMS OF THE ADVISORY AGREEMENT. Under the Advisory Agreement, as under the Current advisory Agreement, the Investment Adviser serves as the discretionary portfolio manager of the Fund, subject to the supervision of the Board of Trustees.

         The Advisory Agreement, like the Current Advisory Agreement, requires the Investment Adviser to give primary consideration to securing the most favorable price and efficient execution in the selection of brokers and dealers to execute portfolio transactions for the Fund. The Advisory Agreement further provides that, consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by the broker or dealer and in particular may select brokers who also provide brokerage and research services to the Fund and/or the other accounts over which the Investment Adviser exercises investment discretion and may pay a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would charge for effecting that transaction. The Investment Adviser may select such brokers if the Investment Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker. However, since the inception of the Fund, the Investment Adviser has not received any "soft dollar" research from brokers in connection with the Fund's portfolio transactions, and the Investment Adviser has no current intention of doing so.

         Under the Advisory Agreement, as under the Current Advisory Agreement, the Investment Adviser is responsible for the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Investment Adviser, for the compensation of the Investment Adviser's personnel and for other expenses incurred in connection with the provisions of portfolio management services under the Advisory Agreement. In addition, the Adviser, also the administrator under the administration agreement will pay the expenses of printing and distributing the Fund's prospectuses, accounting and pricing costs (including the daily calculation of net asset value), shareholders reports and notices; cost of supplies and postage; and administrative and clerical services.

         The Advisory Agreement will remain in force for an initial term of one year and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event continuance is also approved by majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the term and termination are the same as those in the Current Advisory Agreement, which was one year.

         ADVISORY FEE. As compensation for its investment advisory services on behalf of the Fund, the Fund pays the Investment Adviser an advisory fee under the Current Advisory Agreement equal to the annual rate of 1.50% of the Fund's daily net assets. This fee is computed daily and paid monthly. The Investment Adviser may, at its discretion, waive its fee or reimburse the Fund for any amount of the fee payable to it during that fiscal year. For the fiscal year that ended 09/30/1999 the Investment Adviser has agreed to waive by the Investment Adviser for 1999 was $13,249. The reimbursement of such fee had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in an increase in the yield to the shareholders. The advisory fee payable to the Investment Adviser under the Advisory Agreement is identical to the annual rate of 1.50% of the Fund's daily net assets under the Current Advisory Agreement.

         FACTORS CONSIDERED BY THE TRUSTEES. The Trustees determined that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement on behalf on the Fund is in the best interests of the Fund. The Trustees reviewed a variety of the information relating to the nature, quality and scope of the services provided by the Investment Adviser and the reasonableness of the advisory fees for the Fund. Among other things, the Trustees considered the following: the short-term and long-term performance of the Fund relative to the performance of other funds with comparable objectives and policies as well as relative to standardized indices; the fees charged by other managers of mutual funds with comparable objectives and policies for comparable services and the total expense ratios of such funds; the profitability of the Investment Adviser's relationship with the Fund; and other organizational information relating to the Investment Adviser, its advisory personnel and its investment processes.

         The Trustees determined that the Investment Adviser has provided quality services with respect to the Fund. In particular, the Trustees noted that, for the periods that ended 12/31/1999 and 09/31/2000, from the performance point of view, the Fund had produced a total return of 18.1% for year 1999. It is the same as the S & P 500 Index, which is benchmark for Domestic Equity Fund. The Fund had also produced a 5.4% of return as of 07/31/00. Comparing to the -3.4% of S & P 500 Index, the Fund was 9% greater than the benchmark. From the volatility point of view, the Fund held an average of around 10% cash on hand in the period of 1999 and 21% in the period ending 07/31/00. That means the Fund beat the benchmark with plenty of cash on hand. The Fund has reduced the portfolio's volatility by holding a lot of cash and also outperforming the benchmark. From the tax efficiency point of view, the Fund had an 8% turn over rate in the year of 1999. It is quite low and expected a turn over rate of around 10% in this fiscal year as of 09/30/00. With such a low turn over rate, the Fund expects to eliminate realized capital gain that usually causes shareholders to pay higher tax. Lower turnover rate with carefully tax selling strategy, the advisor delivers a very good after-tax return to shareholders.

         The Trustees examined the effective advisory fees of the Fund against comparable mutual funds under both the Current Advisory Agreement and Advisory Agreement. The Trustees noted that the advisory fee for the Fund is above the median and average of funds with comparable objectives and policies. However, the total operating fees are expected to be lower than other fund. The Trustees also concluded that the relative position of the Fund was justified by its superior performance against comparable funds.

         Based upon its evaluation of the materials presented, the board of Trustees, including all of the independent Trustees, concluded that the Advisory Agreement was fair and reasonable and in the best interests of the Fund's shareholders. By a vote cast at a meeting held in person on 08/15/2000, the Trustees unanimously approved, and voted to recommend to the shareholders of the Fund that they approve, the Advisory Agreement.

         If the Advisory Agreement is approved by the shareholders, the Advisory Agreement will go into effect on 10/01/2000. If the Advisory Agreement is not approved by shareholders, the investment Adviser will continue to manage the Fund pursuant to the Current Advisory Agreement and the Board of Trustees may consider other alternatives.

THE BOARD OF TRUSTEES RECOMMAND THAT YOU VOTE FOR APPROVAL OF THE ADVISORY AGREEMENT.

         OWNERSHIP AND MANAGEMENT OF THE INVESTMENT ADVISER AND RELATED MATTERS. The investment Adviser is a New Jersey Corporation controlled by David Y.S. Chiueh, president of the Fund and Trustee of the Trust. The address of the Investment Adviser, and its executive officers, is 615 W. Mt. Pleasant Ave., Livingston, NJ 07039.

         The principal executive officers and directors of the Investment Adviser are as follows:

Name and Position with the Fund                     Principal Occupation


-----------------------------------------
David Y. S. Chiueh                                  Chairman & CEO of the
President                                           Investment Adviser


-----------------------------------------
Clement Yen                                         Secretary of the
Secretary                                           Investment Adviser


II. APPROVAL OF BAIRD, KURTZ & DOBSON (BKD) AS INDEPENDANT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING 09/30/2000.

         The Board of Trustees has selected, subject to shareholder approval, BKD, to audit and certify the financial statements of the Fund for the year ending 09/30/2000. BKD will replace McCurdy & Associates CPA's Inc., which served as the Fund's independent public accountants for the year ended 09/30/1999. In connection with the audit function, BDK will review the Fund's Annual Report to Shareholders, review certain filings with the Securities and Exchange Commission and advise the Fund as to certain accounting matters. Neither BKD nor any of its partners have any direct or indirect financial interest in the Fund. A representative of BKD will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to Clement Yen, Secretary of the trust.

III.      OTHER BUSINESS

         The proxy holders have no present intention of bringing any matters before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at the reasonable time before the solicitation of proxies for the, meeting is made.


By Order of the board of Trustees,


Clement Yen

Secretary

Date: 09/01/2000

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelop. NO POSTAGE OS REQUIRED IF MAILED IN THE UNITED STATES.

                            UPRIGHT INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 1, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE UPRIGHT GROWTH FUND

The undersigned hereby appoints David Y. S. Chiueh and Clement Yen as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of Upright Growth Fund (the "Fund") to be held at 615 Mt. Pleasant Ave., Livingston, NJ 07039, on October 18, 2000 at 9:30 A.M., and at any adjournment thereof, according to the number of votes and as fully as if physically present.

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval of the investment advisory agreement (the "Advisory Agreement") for the year 2001 with Upright Financial Corp. of which the terms, conditions and fee of the Advisory Agreement are identical to the existing investment advisory agreement except as to its effective date and termination date.

         FOR                       AGAINST                    ABSTAIN
        [    ]                     [    ]                     [    ]

2. With respect to the approval of BKD as independent public accountant for the Fund for the fiscal year ending 09/30/2000.

         FOR                       AGAINST                    ABSTAIN
        [    ]                     [    ]                     [    ]

3. In their discretion, the Proxyholder is authorized to vote upon such other matters which may legally come before the Special Meeting or any adjournments thereof.

         FOR                       AGAINST                    ABSTAIN
        [    ]                     [    ]                     [    ]

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted in Favor of Proposal No. 1 and Proposal No. 2 and within the discretion of the Proxyholder as Proposal No. 3. Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. The undersigned acknowledges receipt of the notice of Special Meeting and Proxy Statement dated October 1, 2000.

Signature:                                 Signature:
          -------------------------                  --------------------------
Dated:
      -----------------------
Please check the appropriate box below as to whether or not you plan to attend the meeting:
[   ] Yes, I plan to attend the meeting.
[   ] No, I do not plan to attend the meeting.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

         This Investment Advisory and Management Agreement ("Agreement"), is made and entered into this 1st day of October, 2000 by and between Upright Investments Trust, a Delaware business trust (the "Fund"), and Upright Financial Corporation, a New Jersey company (the "Adviser").

          WHEREAS, the Fund is registered as an open-end, diversified investment company under the Investment Company Act of 1940 (the "1940 Act") and has registered its shares of common stock for sale to the public under the Securities Act of 1933 and various state securities laws; and
          WHEREAS, the Fund wishes to retain the Adviser to provide investment advisory and portfolio management services to the Fund; and WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth.
         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound, the Fund and the Adviser agree as follows:
         1. Appointment. The Fund hereby appoints the Adviser to manage the investment and reinvestment of assets of the Upright Growth Fund and any other portfolio of the Fund which may be hereafter designated as a separate series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties of the Advisor. Subject to supervision by the Board, the Advisor shall, during the term and subject to the provisions of this Agreement,
(i) determine the composition of the Fund's portfolio, the nature and timing of the changes herein and the manner of implementing such changes and (ii) provide the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds. The Advisor shall perform such duties in accordance with (a) applicable laws and regulations, including, but not limited to, the 1940 Act, (b) the terms of this Agreement, (c) the Trust's Declaration of Trust, By-Laws and currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto, (d) relevant undertakings to state securities regulators which also have been provided to the Manager, (e) the stated investment objective(s), policies and restrictions of each applicable Series, and (f) such other guidelines as the Fund's Board of Trustees ("Board") reasonably may establish.

         3. Services Not Exclusive. The services furnished by the Advisor hereunder are not to be deemed exclusive and the Advisor shall be free to furnish similar services to other so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         4. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 2 and 5 hereof, the Fund shall be responsible for effecting sales and redemption of its shares, for determining the net asset value thereof and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, organization expenses; voluntary assessments and other expenses incurred connection with membership in investment company organizations; custodian fees; legal; administrative and clerical services; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholders reports and notices; cost of supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors fees; interest on its bank loans and brokerage commissions.

         5. Expenses Payable by the Advisor. The Advisor is responsible for (1) the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Advisor, (2) compensation of the Advisor's personnel and other expenses in connection with the provisions of portfolio management services under this Agreement. Other than as herein specifically indicated, the Advisor shall not be responsible for the Fund's expenses. Specifically, the Advisor will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Advisor.
         No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer or employee of the Advisor or any affiliated company of the Advisor. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Advisor's or any affiliated company's staff.

         6. Compensation. As compensation for the services performed by the Advisor, the Fund shall pay the Advisor, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. Advisor may waive its fee or reimburse the Fund for any amount of the fee payable to it during that fiscal year.

         7. Limitation of Liability of the Advisor. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Fund shall indemnify the Advisor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Advisor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund.

         8. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Advisor or under the control or direction of the Advisor, although paid by the Advisor.

         9. Execution of Transactions. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund, the Advisor shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services. In doing so, the Advisor may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to such policies as the Board may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage or research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor 's overall responsibilities with respect to the Fund and to other clients of the Advisor as to which the Advisor exercises investment discretion.

         10. Duration and termination. This Agreement will remain in effect for two years from the date of its execution and from year to year thereafter so long as specifically approved annually, (1) by vote of a majority of the trustees of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (2) either by vote of the holders of a majority of the outstanding voting securities of the Fund or by a majority vote of the Fund's Board of Trustees.
         This Agreement shall terminate automatically in the event of its assignment by the Advisor and shall not be assignable by the Fund without the consent of the Advisor. This Agreement may also be terminated at any time, without the payment of penalty, by the Fund or by the Advisor on sixty (60) days' written notice addressed to the other party at its principal place of business.

         11. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Series.

         12. Name of Company. The Fund may use the name "Upright Investments" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Advisor. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use any name derived from Upright Financial Corp. or any successor.

         13. Definitions. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person, " and "assignment "shall have the same meanings as such terms have in the 1940 Act.

         14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only an din no way define or delimit nay of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Attest:                                      Upright Growth Fund



/s/Chaur Nan Yeh                             BY /s/  David Y.S. Chiueh
---------------------------                  -------------------------
Vice President of the Fund                   President


Attest:                                      Upright Financial Corporation


/s/ Chaur Nan Yeh                            BY /s/  David Y.S. Chiueh
---------------------------                  -------------------------
Vice President of the Fund                   President